UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

September 15, 2021

(Date of earliest event reported)

Greenidge Generation Holdings Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-40808

Delaware	86-1746728
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

135 Rennell Drive, 3rd Floor Fairfield, CT	06890
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K of Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission on September 15, 2021 (the “Original Form 8-K”), GGH Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of the Company, merged with and into Support.com, Inc., a Delaware corporation (“Support.com”), with Support.com continuing as the surviving corporation (the “Merger”) and a wholly owned subsidiary of the Company, pursuant to the previously announced Agreement and Plan of Merger, dated March 19, 2021 (the “Merger Agreement”), among the Company, Support.com and Merger Sub.

At the effective time of the Merger, the Company issued 2,960,731 shares of class A common stock in exchange for all shares of common stock, par value $0.0001, of Support.com and all outstanding stock options and restricted stock units of Support.com.

This Amendment to Form 8-K amends and supplements the Original Form 8-K to include certain pro forma financial statements relating to the Merger required by Item 9.01 of Form 8-K. This Amendment to Form 8-K should be read in connection with the previously filed Current Report on Form 8-K described above which provides a more complete description of the Merger.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro Forma Financial Information

Unaudited Pro Forma Consolidated Statements of Operations of the Company for the year ended December 31, 2021, and the notes thereto, giving effect to the Merger, are filed as Exhibit 99.1 hereto.

(d)    Exhibits

Exhibit Number	Title of Document

99.1	Unaudited Pro Forma Consolidated Statements of Operations of the Company for the year ended December 31, 2021 and the notes thereto

104	Cover Page Interactive Data File (formatted as Inline XBRL and filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENIDGE GENERATION HOLDINGS INC.

Date: March 31, 2022	By:	/s/ Jeffrey E. Kirt
Name: Jeffrey E. Kirt
Title: Chief Executive Officer